                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                  FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 1999

                          INTELLIGENT LIFE CORPORATION
               --------------------------------------------------
               (exact name of registrant as specified in chapter)


            Florida                              0-25681                             65-0423422
-----------------------------------------------------------------------------------------------------
  (State or other jurisdiction                 (Commission                         (IRS Employer
       of Incorporation)                       File Number)                      Identification No.)


       11811 U.S. Highway One
            Suite 101
      North Palm Beach, Florida                                                       33408
-----------------------------------------------------------------------------------------------------
                                                                                    (zip code)

       Registrant's telephone number, including area code: (561) 627-7330

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The undersigned registrant hereby amends its Form 8-K dated August 27, 1999 by adding Items 7 (a) and 7 (b).

     (a)  Financial Statements of Business Acquired

The following financial statements of Green Magazine, Inc. are filed herewith:

        Independent Auditors' Report
        Balance Sheet at December 31, 1998
        Statement of Operations for the year ended December 31, 1998
        Statement of Stockholders' Deficit for the year ended December 31, 1998 Statement of Cash Flows for the year ended December 31, 1998
        Notes to Financial Statements


                          Independent Auditors' Report

The Board of Directors
Green Magazine, Inc.:

We have audited the accompanying balance sheet of Green Magazine, Inc., as of December 31, 1998, and the related statements of operations, stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Magazine, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Koppelman, Eglow, Francis, & Wiener

Springfield, New Jersey
November 3, 1999

                              GREEN MAGAZINE, INC.
                                  Balance Sheet

                               December 31, 1998


                              Assets
                                                                             1998
                                                                           ---------
Current assets:

    Cash                                                                   $  24,295
    Magazine inventory at distributors                                         1,000
                                                                           ---------
               Total current assets                                           25,295
Organization costs net of $800 accumulated amortization                          200
                                                                           ---------
               Total assets                                                $  25,495
                                                                           =========

                      Liabilities and Stockholders' Deficit

Liabilities:

    Accrued expenses                                                       $   7,058
    Deferred subscription revenue                                             67,740
                                                                           ---------
               Total current liabilities                                      74,798
    Loans payable to officers                                                 58,400
                                                                           ---------
               Total liabilities                                             133,198
                                                                           ---------
Stockholders' deficit:

    Common stock, no par value, authorized 1,500 shares;
      issued and outstanding 300 shares                                        1,000
    Accumulated deficit                                                     (108,703)
                                                                           ---------
               Total stockholders' deficit                                  (107,703)
                                                                           ---------
               Total liabilities and stockholders' deficit                 $  25,495
                                                                           =========

                See accompanying notes to financial statements.

                              GREEN MAGAZINE, INC.
                             Statement of Operations

                       For the Year ended December 31,1998

                                                                                 1998
                                                                              ----------
Revenue:

    Subscription revenue                                                        $ 12,015
    Advertising revenue                                                              612
                                                                                --------
              Total revenue                                                       12,627
                                                                                --------
Cost of operations:

    Publication and marketing                                                     32,475
    General and administrative expenses                                            4,623
    Depreciation and amortization                                                    200
                                                                                --------
              Total cost of operations                                            37,298
                                                                                --------
              Operating loss                                                     (24,671)
                                                                                --------
Interest income                                                                      223
                                                                                --------
              Net loss before provision for state taxes                          (24,448)
Provision for state and local income taxes                                           525
                                                                                --------
              Net loss after provision for state taxes                          $(24,973)
                                                                                ========

                 See accompanying notes to financial statements.

                              GREEN MAGAZINE, INC.
                       Statement of Stockholders' Deficit
                      For the Year Ended December 31, 1998


                                                                                         Additional                    Total
                                                                   Common Stock            Paid-in     Accumulated  Stockholders'
                                                                Shares        Amount       Capital       Deficit      Deficit
                                                               -------      ---------    ----------    -----------  ------------
Balance at January 1, 1998                                        300        $  1,000            --     $ (83,730)    $ (82,730)

Net loss                                                           --              --            --       (24,973)      (24,973)
                                                               -------       --------     ---------     ---------     ---------
Balance at December 31, 1998                                      300        $  1,000            --     $(108,703)    $(107,703)
                                                               =======       ========     =========     =========     =========


         See accompanying notes to financial statements.



                              GREEN MAGAZINE, INC.
                             Statement of Cash Flows
                      For the Year Ended December 31, 1998

                                                                                                 1998
                                                                                               ---------
Cash flows from operating activities:
    Net loss                                                                                   $(24,973)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
        Depreciation and amortization                                                               200
        Changes in assets and liabilities:
           Magazine inventory at distributors                                                    (1,000)
           Prepaid expenses                                                                       3,500
           Accrued expenses                                                                       4,904
           Deferred subscription revenue                                                          2,230
                                                                                               --------
               Net cash used in operating activities                                            (15,139)
                                                                                               --------
Cash flows from financing activities:
    Borrowings from officers                                                                     50,000
    Repayment of borrowings from officers                                                       (10,000)
                                                                                               --------
               Net cash provided by financing activities                                         40,000
                                                                                               --------
               Net increase in cash                                                              24,861
Cash at beginning of period                                                                        (566)
Cash at end of period                                                                            24,295
                                                                                               --------
Supplemental disclosure of cash paid during the period for state taxes                         $    525
                                                                                               ========

                See accompanying notes to financial statements.

                             GREEN MAGAZINE, INC.

                         Notes to Financial Statements

                               December 31, 1998

(1)    Description of Business

       Green Magazine, Inc. (the "Company") was incorporated under the laws of the State of Delaware on June 6, 1995.

       The Company was created to publish and distribute a quarterly financial magazine to the consumer.

(2)    Summary of Significant Accounting Policies

       (a)    Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       (b)    Income Taxes

              Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

        (c)   Revenue Recognition

              The Company generates revenue primarily from subscription income, wholesale newsstand distribution, and advertising income. Revenue is recognized when the pro-rata portion of the multi-issue subscription is delivered, when the distributor returns outstanding issues, and when the issue for which the advertising sold space is produced and distributed. Deferred subscription revenue represents the unfulfilled portion of magazine subscriptions.

       (d)    Magazine Inventory

              Magazine inventory represents the number of current dated magazines on consignment to various newsstand distributors. The inventory is valued at production cost. At December 31, 1998, there were approximately 550 magazines outstanding.

       (e)    Comprehensive Income

              No statements of comprehensive income have been included in the accompanying financial statements since comprehensive loss and net loss presented in the accompanying statements of operations would be the same.

(3)    Loans Payable to Officers

       Loans payable to officers represents non-interest bearing demand notes for monies lent to the Company by three officers.

(4)    Income Taxes

       The Company has incurred net operating losses since inception. Accordingly, the Company has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements.

(5)    Subsequent Event

       On August 27, 1999, Intelligent Life Corporation acquired certain assets and assumed certain liabilities of the Company for $200,000 in cash and 100,000 unregistered shares of Intelligent Life Corporation common stock valued at approximately $584,000.

       (b)  Pro Forma Financial Information

            The following unaudited pro forma combined condensed financial statements are filed herewith:

            Unaudited Pro Forma Combined Condensed Balance Sheet at June 30,
            1999
            Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1998
            Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended June 30, 1999
            Notes to Unaudited Pro Forma Combined Condensed Financial Statements

On August 27, 1999, Intelligent Life Corporation, a Florida corporation ("ILIF"), acquired certain assets and assumed certain liabilities of Green Magazine, Inc., a Delaware corporation ("Green"), for approximately $831,000 including acquisition costs. ILIF acquired the rights to all agreements, contracts, commitments, licenses, copyrights, trademarks and the subscriber/customer list of Green. The total consideration paid by ILIF in connection with the acquisition was approximately $784,000 consisting of $200,000 in cash and 100,000 unregistered shares of ILIF common stock valued at approximately $584,000. The acquisition was accounted for under the purchase method of accounting.

The Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1999 gives effect to the acquisition of Green as if it had occurred on that date. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1998 gives effect to the acquisition as if it had occurred on January 1, 1998 and is based on the historical results of operations of ILIF and Green for the year ended December 31, 1998. The Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1999 gives effect to the acquisition as if it had occurred on January 1, 1998 and is based on the historical results of operations of ILIF and Green for the six months ended June 30, 1999. The Unaudited Pro Forma Combined Condensed Balance Sheet and Statements of Operations and the accompanying notes should be read in conjunction with, and are qualified by, the historical financial statements of Green and the notes thereto included in this filing and by the historical financial statements of ILIF and the notes thereto included in ILIF's Transition Report on Form 10-K for the transition period from July 1, 1998 to December 31, 1998.

The unaudited pro forma financial information has been prepared by ILIF and all calculations are based on assumptions deemed appropriate by ILIF. These assumptions are set forth in the Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

The unaudited pro forma financial information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisition of Green, or of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisition of Green been effected on January 1, 1998.

Intelligent Life Corporation
Unaudited Pro Forma Combined Condensed Balance Sheet
June 30, 1999

                                                                                                               Pro Forma
                                                                Intelligent Life                     ------------------------------
                                                                   Corporation         Green          Adjustments        Combined
                                                                ----------------   ------------      -------------     ------------
Assets

Cash and cash equivalents                                       $39,397,886     $      7,697 (A)      $(200,000)      $39,197,886
                                                                                             (B)         (7,697)
Accounts receivable, net                                          1,040,888                                             1,040,888
Other current assets                                                750,711               --                 --           750,711
                                                                -----------     ------------          ---------       -----------
  Total current assets                                           41,189,485            7,697                           40,989,485

Furniture, fixtures and equipment, net                            1,328,461                                             1,328,461
Goodwill and intangible assets, net                                  83,498              100 (A)        902,485           985,983
                                                                -----------     ------------                           ----------
                                                                                             (B)            100
                                                                                                      ---------
  Total assets                                                  $42,601,444     $      7,797          $ 694,688       $43,303,929
                                                                ===========     ============          =========       ===========


Liabilities and Stockholders' Equity (Deficit)

Accounts payable                                                $ 1,514,697     $                     $               $ 1,514,697
Accrued stock compensation expense                                  488,072                                               488,072
Other accrued expenses                                              995,729              706 (A)         47,431         1,043,160
                                                                                             (B)           (706)
Deferred revenue                                                    554,203           71,274                              625,477
Current portion of capital lease obligations                        201,857                                               201,857
Other current liabilities                                           109,644               --                 --           109,644
                                                                -----------     ------------          ---------       -----------
  Total current liabilities                                       3,864,202           71,980             46,725         3,982,907

Officer loan payable                                                     --           46,900 (B)        (46,900)               --
Long-term portion of capital lease obligations                      353,744                                  --           353,744
                                                                -----------     ------------          ---------       -----------
  Total liabilities                                               4,217,946          118,880               (175)        4,336,278

Stockholders' equity (deficit)                                   38,383,498         (111,083)(A)        583,780        38,967,278
                                                                -----------     ------------                          -----------
                                                                                             (B)        111,083
                                                                                                      ---------
  Total liabilities and stockholders' equity (deficit)          $42,601,444     $      7,797          $ 694,688       $43,303,929
                                                                ===========     ============          =========       ===========

See accompanying Notes to Unaudited Pro Forma Combined
Condensed Financial Statements.

Intelligent Life Corporation
Unaudited Pro Forma Combined Condensed Statement of Operations
Year Ended December 31, 1998

                                                                                                               Pro Forma
                                                                Intelligent Life                     ------------------------------
                                                                   Corporation         Green          Adjustments        Combined
                                                                ----------------   ------------      -------------     ------------
Revenue:
     Online publishing                                            $  2,582,444      $       --        $      --        $  2,582,444
     Print publishing and licensing                                  3,039,085              --                            3,039,085
     Other                                                                  --          12,627                               12,627
                                                                  ------------      ----------                         ------------
                 Total revenue                                       5,621,529          12,627                            5,634,156
                                                                  ------------      ----------                         ------------
Cost of operations:
     Online publishing                                               1,519,755              --                            1,519,755
     Print publishing and licensing                                  2,104,960          32,475                            2,137,435
     Sales                                                           1,365,110              --                            1,365,110
     Marketing                                                         432,427              --                              432,427
     Product research                                                1,638,592              --                            1,638,592
     General and administrative expenses                             1,839,594           4,623                            1,844,217
     Depreciation and amortization                                     140,069             200                              140,269
     Goodwill amortization                                                  --              -- (A)       300,828            300,828
     Noncash stock based compensation                                  757,563              --                --            757,563
                                                                  ------------      ----------         ---------       ------------
                                                                     9,798,070          37,298           300,828         10,136,196
                                                                  ------------      ----------         ---------       ------------
                 Loss from operations                               (4,176,541)        (24,671)         (300,828)        (4,502,040)
                                                                  ------------      ----------         ---------       ------------

Other income (expense):
     Interest income                                                    36,006             223                               36,229
     Interest expense                                                  (18,649)                                             (18,649)
     Other                                                             185,588              --                --            185,588
                                                                  ------------      ----------         ---------       ------------
                                                                       202,945             223                --            203,168
                                                                  ------------      ----------         ---------       ------------
     Loss before income taxes                                       (3,973,596)        (24,448)         (300,828)        (4,298,872)

Income taxes                                                                --             525                --                525
                                                                  ------------      ----------         ---------       ------------
Net loss                                                            (3,973,596)        (24,973)         (300,828)        (4,299,397)
Accretion of Convertible Series A and
  Series B preferred stock to redemption value                      (4,438,141)             --                --         (4,438,141)
                                                                  ------------      ----------         ---------       ------------
Net loss applicable to common stock                               $ (8,411,737)     $  (24,973)        $(300,828)      $ (8,737,538)
                                                                  ============      ==========         =========       ============

Basic and diluted net loss per share                              $      (2.14)                                        $      (2.17)
                                                                  ============                                         ============

Weighted average shares outstanding used in
  basic and diluted per-share calculation                            3,925,597                 (B)       100,000          4,025,597
                                                                  ============                         =========       ============

See accompanying Notes to Unaudited Pro Forma Combined Condensed
Financial Statements.

Intelligent Life Corporation
Unaudited Pro Forma Combined Condensed Statement of Operations
Six Months Ended June 30, 1999

<CURRENT>
                                                                                                               Pro Forma
                                                                Intelligent Life                     ------------------------------
                                                                   Corporation         Green          Adjustments        Combined
                                                                ----------------   ------------      -------------     ------------
Revenue:

      Online publishing                                          $  3,295,685        $      --          $       --     $  3,295,685
      Print publishing and licensing                                1,742,536               --                  --        1,742,536
      Other                                                                --               --                  --               --
                                                                 ------------         --------           ---------     ------------
                   Total revenue                                    5,038,221               --                  --        5,038,221
                                                                 ------------         --------           ---------     ------------
Cost of operations:
      Online publishing                                             1,616,998               --                            1,616,998
      Print publishing and licensing                                1,190,970            1,000                            1,191,970
      Sales                                                         1,283,392               --                            1,283,392
      Marketing                                                     2,700,755               --                            2,700,755
      Product research                                              1,227,978               --                            1,227,978
      General and administrative expenses                           1,738,107            1,847                            1,739,954
      Depreciation and amortization                                   176,535              100                              176,635
      Goodwill amortization                                                --               -- (A)         150,414          150,414
      Noncash stock based compensation                              2,618,867               --                  --        2,618,867
                                                                 ------------         --------           ---------     ------------
                                                                   12,553,602            2,947             150,414       12,706,963
                                                                 ------------         --------           ---------     ------------
                   Loss from operations                            (7,515,381)          (2,947)           (150,414)      (7,668,742)
                                                                 ------------         --------           ---------     ------------

Other income (expense):
      Interest income                                                 249,450               92                              249,542
      Interest expense                                                (40,023)                                              (40,023)
      Noncash financing charge                                     (2,656,000)              --                           (2,656,000)
      Other                                                            10,457               --                  --           10,457
                                                                 ------------         --------           ---------     ------------
                                                                   (2,436,116)              92                  --       (2,436,024)
                                                                 ------------         --------           ---------     ------------
      Loss before income taxes                                     (9,951,497)          (2,855)           (150,414)     (10,104,766)
Income taxes                                                               --              525                  --              525
                                                                 ------------         --------           ---------     ------------
Net loss                                                           (9,951,497)          (3,380)           (150,414)     (10,105,291)
Accretion of Convertible Series A and
  Series B preferred stock to redemption value                     (2,281,000)              --                  --       (2,281,000)
                                                                 ------------         --------           ---------     ------------
Net loss applicable to common stock                              $(12,232,497)        $ (3,380)          $(150,414)    $(12,386,291)
                                                                 ============         ========           =========     ============
Basic and diluted net loss per share                             $      (1.84)                                         $      (1.83)
                                                                 ============                                          ============
Weighted average shares outstanding used in
  basic and diluted per-share calculation                           6,661,558                  (B)         100,000        6,761,558
                                                                 ============                            =========     ============


See accompanying Notes to Unaudited Pro Forma Combined Condensed
Financial Statements.

                          Intelligent Life Corporation

      Notes to Unaudited Pro Forma Combined Condensed Financial Statements

Note 1 -- Basis of Presentation

          The Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1999 has been prepared to reflect the acquisition of Green Magazine, Inc. ("Green") by Intelligent Life Corporation ("ILIF") as if the acquisition had occurred on June 30, 1999. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1998 gives effect to the acquisition as if it had occurred on January 1, 1998 and is based on the historical results of operations of ILIF and Green for the twelve months ended December 31, 1998. The Unaudited Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 1999 gives effect to the acquisition as if it had occurred on January 1, 1998 and is based on the historical results of operations of ILIF and Green for the six months ended June 30, 1999.

          There were no significant differences in the accounting policies of ILIF and Green for the periods presented.

Note 2 -- Purchase Accounting

On August 27, 1999, ILIF acquired certain assets and assumed certain liabilities of Green for approximately $831,000 including acquisition costs. ILIF acquired the rights to all agreements, contracts, commitments, licenses, copyrights, trademarks and the subscriber/customer list of Green. The total consideration paid by ILIF in connection with the acquisition was approximately $784,000 consisting of $200,000 in cash and 100,000 unregistered shares of ILIF common stock valued at approximately $584,000. The acquisition was accounted for under the purchase method of accounting. The net assets acquired were assumed to be at fair market value. The excess of the purchase price over the fair value of the net assets acquired was recorded as goodwill and will be amortized over three years, the expected benefit period. The pro forma adjustments to the Unaudited Pro Forma Combined Condensed Statements of Operations reflect amortization of goodwill for the periods presented assuming the acquisition occurred at January 1, 1998. The value of goodwill at January 1, 1998 would have been approximately $902,000.

Note 3 -- Pro Forma Adjustments

         The following adjustments were made to the historical balance sheets to arrive at the Unaudited Pro Forma Combined Condensed Balance Sheet at June 30, 1999:

(A) Record the payment of cash, the issuance of ILIF common stock, the net assets acquired and the excess of the purchase price over the fair value of the net assets acquired.

(B) Eliminate the assets, liabilities and equity not acquired.

         The following adjustments were made to the historical statements of operations to arrive at the Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1998 and for the six months ended June 30, 1999:

(A) Record goodwill amortization.
(B) Record additional shares of common stock issued.


          (c) Exhibits:

                 2.1 Asset Purchase Agreement, dated August 27, 1999, by and among Intelligent Life Corporation, Green Magazine, Inc., Kenneth A. Kurson, John F. Packel and James Michaels.*

                99.1 Text of Press Release of Intelligent Life Corporation dated August 30, 1999*




--------------------------------------------------------------------------------
                  * Previously filed with Form 8-K dated August 27, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTELLIGENT LIFE CORPORATION



                                         /s/ Robert J. DeFranco
                                        --------------------------------------
Date:  November 10, 1999                Robert J. DeFranco
                                        Vice President -- Finance and
                                        Chief Accounting Officer